                                                                    EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Eclipsys Corporation of our report dated June 27, 1997, on the financial statements of Alltel Healthcare Information Services, Inc. which appears on page F-25 of the Registration Statement on Form S-4 (No. 333-68353), dated December 4, 1998.


/s/ PricewaterhouseCoopers LLP
-------------------------------
PricewaterhouseCoopers LLP


Atlanta, Georgia
January 8, 1999